CAPITAL LEASE OBLIGATIONS (Narrative) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Capital lease, effective interest rate	5.56%
Capital lease, amount	$ 47,308	$ 0
Payments for leases	4,684	0
Future lease payments	$ 47,308
Capital lease term	5 years
Capital lease payments, due in one year	$ 9,475
Capital lease payments, due after one year	37,833
Capital leased asset, cost	53,139	0
Capital leased asset, accumulated amortization	47,712	0
Capital lease asset, net	$ 5,427	$ 0